UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 18, 2005

AMN HEALTHCARE SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-123873	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 HIGH BLUFF DRIVE, SUITE 100 SAN DIEGO, CALIFORNIA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 871-8519

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2005, AMN Healthcare Services, Inc. (“the Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with HWH Capital Partners, L.P., HWH Nightingale Partners, L.P., HWP Capital Partners II, L.P., HWP Nightingale Partners II, L.P. (collectively, the “HWP Stockholders”) and Banc of America Securities LLC (“Banc of America”), as underwriter. The Underwriting Agreement was entered into in connection with the public offering of 2,000,000 shares of the Company’s common stock, owned by the HWP Stockholders. The HWP Stockholders also granted Banc of America an option to acquire an additional 300,000 shares from the HWP Stockholders. The underwriters exercised their option to acquire the additional 300,000 shares from the HWP Stockholders and the transaction is scheduled to closed on April 22, 2005. Under the terms of the Underwriting Agreement, we have agreed to indemnify Banc of America against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute payments Banc of America may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 99.1.

On April 18, 2005, certain stockholders of the registrant, the HWP Stockholders, Steven Francis and Gayle Francis, as Trustees of the Francis Family Trust dated May 24, 1996 (the “Trust”) and Steven Francis (“Francis” and together with the Trust, the “Francis Stockholders “) entered into Amendment No. 1 to the Registration Rights Agreement (the “Amendment”). The Amendment provides that the Company (1) grant to the Francis Stockholders two demand registration rights, exercisable for firm commitment underwritten offerings at any time after the earlier of March 31, 2006 or the date on which the HWP Stockholders beneficially own an amount of registrable securities equal to or less than 4,931,303 shares of common stock (subject to certain adjustments); (2) grant to the Francis Stockholders unlimited registration rights on Form S-3, exercisable after the date on which the HWP Stockholders own an amount of registrable securities equal to or less than 2,000,000 shares of common stock (subject to certain adjustments); and (3) grant the HWP Stockholders piggyback rights with respect to the Francis Stockholders’ demand registration rights. The Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Title
99.1	Underwriting Agreement

99.2	Amendment No. 1 to the Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMN HEALTHCARE SERVICES, INC.

By:	/s/ Steven C. Francis
Name:	Steven C. Francis
Title:	Chief Executive Officer

Dated: April 22, 2005

EXHIBIT INDEX

Exhibit Number	Title
99.1	Underwriting Agreement

99.2	Amendment No. 1 to the Registration Rights Agreement